Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection with the Form 10-Q of Heritage Insurance Holdings, Inc. for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission (the Report), I, Stephen Rohde, the Chief Financial Officer (Principal Financial Officer and Accounting Officer) of Heritage Insurance Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Heritage Insurance Holdings, Inc.

Date: May 8, 2015

By:	/s/ STEPHEN ROHDE
Stephen Rohde
Chief Financial Officer
(Principal Financial Officer and Accounting Officer)